Shelton Funds

Nasdaq-100 Index Fund (the “Fund”)

Supplement dated December 22, 2022 to the Prospectus

dated January 1, 2022, amended and supplemented

Effective December 22, 2022, the Fund’s Fees and Expenses and Examples tables on pages 14 and 15 of the Prospectus are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)	NASDX	NDXKX	NQQQX
Sales and redemption charges	none	none	none
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%	0.25%	0.25%
Distribution (12b-1) fees	none	0.25%	none
Shareholder Service Fees	0.25%	0.25%	none
Other expenses	0.13%	0.13%	0.13%
Total annual operating expenses	0.63%	0.88%	0.38%
Fee Waiver and/or Expense Reimbursement*	0.13%	none	0.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%	0.88%	0.25%

A $10 account fee may be charged to accounts with a balance of less than $10,000

*	Shelton has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.49%, 0.99%, and 0.25% for the Direct Class, Class K and Institutional Class shares, respectively, until March 4, 2023. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
NASDX	$51	$189	$338	$774
NDXKX	$90	$281	$488	$1,084
NQQQX	$26	$109	$200	$468

Please retain this supplement with your Prospectus and SAI